Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter and Year Ended December 31, 2020

– Quarterly GAAP Earnings of $0.37 and Distributable Earnings of $0.50 per Diluted Share –

– Originated or Acquired $1.2 Billion of Assets in Q4 –

– Originated or Acquired $4.6 Billion of Assets in 2020, Including $3.0 Billion after Q1 –

– Paid Fourth Quarter Dividend of $0.48 per Share –

– Subsequent to Quarter End, Priced $500 Million Inaugural Infrastructure CLO –

GREENWICH, Conn., February 25, 2021 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter and year ended December 31, 2020.  The Company’s fourth quarter 2020 GAAP net income was $107.0 million, or $0.37 per diluted share, and Distributable Earnings (a non-GAAP financial measure) was $148.4 million, or $0.50 per diluted share.  The Company’s full year 2020 GAAP net income was $331.7 million, or $1.16 per diluted share, and Distributable Earnings was $585.3 million, or $1.98 per diluted share.

“At no time other than 2020 was the power and strength of the company we built from a blind pool of capital over a decade ago more evident. We have proven that we are more than a portfolio of real estate mortgage loans, as good as our book has proven to be.  The pandemic presented us with one of the most challenging market cycles and opportunities we have seen since our inception.  Given our superior liquidity position, we never contemplated distressed asset sales or capital raises that would have been dilutive to our fair value in order to navigate the immense challenges of 2020. Our multiple business cylinders allowed us to generate excess liquidity, while unlocking accretive avenues to deploy that capital. Once we felt the worst had passed, we among our peers uniquely deployed $3.0 billion of capital in multiple business lines after the first quarter, including $2.3 billion in commercial and residential lending.

We enter 2021 in a position of significant strength, with access to multiple sources of liquidity, a robust commercial lending pipeline and an increasingly large array of investment opportunities across business lines,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information

The Company will host a live webcast and conference call on Thursday, February 25, 2021, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.  The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website.  The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.

To Participate via Telephone Conference Call:

Dial in at least 15 minutes prior to start time.

Domestic:  1-877-407-9039

International:  1-201-689-8470

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Passcode: 13715683

The playback can be accessed through March 4, 2021.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed over $66 billion of capital since inception and manages a portfolio of over $18 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the severity and duration of economic disruption caused by the COVID-19 global pandemic, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing and other risks detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.

In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended December 31, 2020

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$173,014	$18,477	$—	$2,518	$—	$194,009	$—	$194,009
Interest income from investment securities	21,132	618	—	20,512	—	42,262	(29,920)	12,342
Servicing fees	125	—	—	13,024	—	13,149	(4,514)	8,635
Rental income	1,924	—	64,000	9,070	—	74,994	—	74,994
Other revenues	114	155	65	248	—	582	—	582
Total revenues	196,309	19,250	64,065	45,372	—	324,996	(34,434)	290,562
Costs and expenses:
Management fees	(191)	—	—	221	40,115	40,145	12	40,157
Interest expense	41,987	9,204	16,147	5,507	29,643	102,488	(224)	102,264
General and administrative	12,742	3,345	1,089	25,549	4,207	46,932	85	47,017
Acquisition and investment pursuit costs	211	4	—	(26)	—	189	—	189
Costs of rental operations	777	—	25,279	4,252	—	30,308	—	30,308
Depreciation and amortization	433	96	18,675	4,219	—	23,423	—	23,423
Credit loss reversal, net	(5,037)	(7,094)	—	—	—	(12,131)	—	(12,131)
Other expense	77	—	99	—	—	176	—	176
Total costs and expenses	50,999	5,555	61,289	39,722	73,965	231,530	(127)	231,403
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	13,905	13,905
Change in fair value of servicing rights	—	—	—	1,809	—	1,809	(3,196)	(1,387)
Change in fair value of investment securities, net	(6,294)	—	—	(15,377)	—	(21,671)	23,932	2,261
Change in fair value of mortgage loans, net	20,002	—	—	33,422	—	53,424	—	53,424
Earnings (loss) from unconsolidated entities	4,804	431	—	341	—	5,576	(324)	5,252
Gain on sale of investments and other assets, net	—	10	—	532	—	542	—	542
(Loss) gain on derivative financial instruments, net	(49,156)	(171)	758	1,627	(751)	(47,693)	—	(47,693)
Foreign currency gain (loss), net	43,962	260	39	(5)	—	44,256	—	44,256
Loss on extinguishment of debt	—	(789)	—	—	(488)	(1,277)	—	(1,277)
Other (loss) income, net	—	—	(406)	—	—	(406)	—	(406)
Total other income (loss)	13,318	(259)	391	22,349	(1,239)	34,560	34,317	68,877
Income (loss) before income taxes	158,628	13,436	3,167	27,999	(75,204)	128,026	10	128,036
Income tax provision	(5,556)	(120)	—	(7,705)	—	(13,381)	—	(13,381)
Net income (loss)	153,072	13,316	3,167	20,294	(75,204)	114,645	10	114,655
Net income attributable to non-controlling interests	(4)	—	(5,100)	(2,573)	—	(7,677)	(10)	(7,687)
Net income (loss) attributable to Starwood Property Trust, Inc.	$153,068	$13,316	$(1,933)	$17,721	$(75,204)	$106,968	$—	$106,968

Definition of Distributable Earnings

Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Distributable Earnings

For the three months ended December 31, 2020

(Amounts in thousands except per share data)

(Amounts in thousands except per share data)
	Commercial
	and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$153,068	$13,316	$(1,933)	$17,721	$(75,204)	$106,968
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	5,100	—	—	5,100
Non-cash equity compensation expense	891	299	34	869	6,707	8,800
Management incentive fee	—	—	—	—	14,974	14,974
Acquisition and investment pursuit costs	(278)	—	(89)	—	—	(367)
Depreciation and amortization	372	86	18,736	3,832	—	23,026
Credit loss reversal, net	(5,037)	(7,094)	—	—	—	(12,131)
Interest income adjustment for securities	(1,102)	—	—	5,245	—	4,143
Extinguishment of debt, net	—	—	—	—	(247)	(247)
Income tax provision associated with fair value adjustments	4,883	—	—	550	—	5,433
Other non-cash items	4	—	(374)	239	161	30
Reversal of GAAP unrealized (gains) / losses on:
Loans	(20,002)	—	—	(33,422)	—	(53,424)
Securities	6,294	—	—	15,377	—	21,671
Derivatives	48,046	105	(2,480)	(2,218)	3,945	47,398
Foreign currency	(43,962)	(260)	(39)	5	—	(44,256)
Earnings from unconsolidated entities	(4,804)	(431)	—	(341)	—	(5,576)
Recognition of Distributable realized gains / (losses) on:
Loans	2,461	—	—	32,528	—	34,989
Securities	398	—	—	(9,389)	—	(8,991)
Derivatives	(3,858)	—	(34)	20	—	(3,872)
Foreign currency	631	14	39	(5)	—	679
Earnings from unconsolidated entities	2,914	431	—	745	—	4,090
Distributable Earnings (Loss)	$140,919	$6,466	$18,960	$31,756	$(49,664)	$148,437
Distributable Earnings (Loss) per Weighted Average Diluted Share	$0.47	$0.02	$0.07	$0.11	$(0.17)	$0.50

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the year ended December 31, 2020

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$665,503	$77,851	$—	$8,589	$—	$751,943	$—	$751,943
Interest income from investment securities	78,490	2,637	—	93,823	—	174,950	(120,538)	54,412
Servicing fees	549	—	—	41,806	—	42,355	(12,721)	29,634
Rental income	4,706	—	255,452	37,670	—	297,828	—	297,828
Other revenues	412	499	293	1,139	—	2,343	(5)	2,338
Total revenues	749,660	80,987	255,745	183,027	—	1,269,419	(133,264)	1,136,155
Costs and expenses:
Management fees	796	—	—	901	125,372	127,069	58	127,127
Interest expense	176,230	40,913	65,390	24,303	113,313	420,149	(386)	419,763
General and administrative	41,972	15,673	4,542	80,039	15,312	157,538	336	157,874
Acquisition and investment pursuit costs	2,406	1,183	12	(29)	—	3,572	—	3,572
Costs of rental operations	3,186	—	97,136	17,354	—	117,676	—	117,676
Depreciation and amortization	1,708	342	76,246	16,109	—	94,405	—	94,405
Credit loss provision (reversal), net	47,256	(4,103)	—	—	—	43,153	—	43,153
Other expense	307	—	531	—	—	838	—	838
Total costs and expenses	273,861	54,008	243,857	138,677	253,997	964,400	8	964,408
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	78,258	78,258
Change in fair value of servicing rights	—	—	—	11,415	—	11,415	(15,130)	(3,715)
Change in fair value of investment securities, net	(15,108)	—	—	(51,403)	—	(66,511)	71,904	5,393
Change in fair value of mortgage loans, net	76,897	—	—	56,227	—	133,124	—	133,124
Earnings (loss) from unconsolidated entities	8,779	(767)	—	30,845	—	38,857	(1,540)	37,317
(Loss) gain on sale of investments and other assets, net	(961)	306	—	7,965	—	7,310	—	7,310
(Loss) gain on derivative financial instruments, net	(58,664)	(1,499)	(34,392)	(21,269)	33,646	(82,178)	—	(82,178)
Foreign currency gain (loss), net	42,205	207	(14)	(3)	—	42,395	—	42,395
Loss on extinguishment of debt	(22)	(959)	(2,185)	—	(488)	(3,654)	—	(3,654)
Other (loss) income, net	—	—	(166)	447	—	281	—	281
Total other income (loss)	53,126	(2,712)	(36,757)	34,224	33,158	81,039	133,492	214,531
Income (loss) before income taxes	528,925	24,267	(24,869)	78,574	(220,839)	386,058	220	386,278
Income tax (provision) benefit	(21,091)	(117)	—	1,011	—	(20,197)	—	(20,197)
Net income (loss)	507,834	24,150	(24,869)	79,585	(220,839)	365,861	220	366,081
Net income attributable to non-controlling interests	(14)	—	(20,394)	(13,764)	—	(34,172)	(220)	(34,392)
Net income (loss) attributable to Starwood Property Trust, Inc.	$507,820	$24,150	$(45,263)	$65,821	$(220,839)	$331,689	$—	$331,689

Reconciliation of Net Income to Distributable Earnings

For the year ended December 31, 2020

(Amounts in thousands except per share data)

	Commercial
	and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$507,820	$24,150	$(45,263)	$65,821	$(220,839)	$331,689
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	20,394	—	—	20,394
Non-cash equity compensation expense	4,454	1,120	219	4,594	20,854	31,241
Management incentive fee	—	—	—	—	30,773	30,773
Acquisition and investment pursuit costs	123	—	(355)	(72)	—	(304)
Depreciation and amortization	1,467	294	76,544	14,501	—	92,806
Credit loss provision (reversal), net	46,215	(4,103)	—	—	—	42,112
Interest income adjustment for securities	(864)	—	—	15,101	—	14,237
Extinguishment of debt, net	—	—	—	—	(986)	(986)
Income tax provision (benefit) associated with fair value adjustments	6,495	—	—	(405)	—	6,090
Other non-cash items	14	—	(2,063)	942	631	(476)
Reversal of GAAP unrealized (gains) / losses on:
Loans	(76,897)	—	—	(56,227)	—	(133,124)
Securities	15,108	—	—	51,403	—	66,511
Derivatives	56,862	1,365	30,113	19,768	(19,564)	88,544
Foreign currency	(42,205)	(207)	14	3	—	(42,395)
(Earnings) loss from unconsolidated entities	(8,779)	767	—	(30,845)	—	(38,857)
Recognition of Distributable realized gains / (losses) on:
Loans	48,203	(62)	—	55,287	—	103,428
Securities	398	—	—	(18,100)	—	(17,702)
Derivatives	(7,711)	118	(473)	(13,418)	—	(21,484)
Foreign currency	(4,810)	(133)	(14)	(3)	—	(4,960)
Earnings (loss) from unconsolidated entities	5,686	(382)	—	18,247	—	23,551
Sales of properties	—	—	—	(5,789)	—	(5,789)
Distributable Earnings (Loss)	$551,579	$22,927	$79,116	$120,808	$(189,131)	$585,299
Distributable Earnings (Loss) per Weighted Average Diluted Share	$1.86	$0.08	$0.27	$0.41	$(0.64)	$1.98

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of December 31, 2020

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$160,007	$4,440	$32,080	$19,546	$346,372	$562,445	$772	$563,217
Restricted cash	93,445	45,113	7,192	13,195	—	158,945	—	158,945
Loans held-for-investment, net	9,673,625	1,412,440	—	1,008	—	11,087,073	—	11,087,073
Loans held-for-sale	841,963	120,540	—	90,332	—	1,052,835	—	1,052,835
Investment securities	1,014,402	35,681	—	1,112,145	—	2,162,228	(1,425,570)	736,658
Properties, net	103,896	—	1,969,414	197,843	—	2,271,153	—	2,271,153
Intangible assets	—	—	40,370	71,123	—	111,493	(41,376)	70,117
Investment in unconsolidated entities	54,407	25,095	—	44,664	—	124,166	(16,112)	108,054
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Derivative assets	6,595	—	41	147	33,772	40,555	—	40,555
Accrued interest receivable	87,922	2,091	—	123	5,978	96,114	(134)	95,980
Other assets	61,638	4,531	69,859	44,579	10,148	190,755	(7)	190,748
VIE assets, at fair value	—	—	—	—	—	—	64,238,328	64,238,328
Total Assets	$12,097,900	$1,769,340	$2,118,956	$1,735,142	$396,270	$18,117,608	$62,755,901	$80,873,509
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$41,104	$12,144	$43,630	$45,309	$64,583	$206,770	$75	$206,845
Related-party payable	—	—	—	5	39,165	39,170	—	39,170
Dividends payable	—	—	—	—	137,959	137,959	—	137,959
Derivative liabilities	39,082	1,718	—	524	—	41,324	—	41,324
Secured financing agreements, net	5,893,999	1,240,763	1,794,609	606,100	632,719	10,168,190	(22,000)	10,146,190
Collateralized loan obligations, net	930,554	—	—	—	—	930,554	—	930,554
Unsecured senior notes, net	—	—	—	—	1,732,520	1,732,520	—	1,732,520
VIE liabilities, at fair value	—	—	—	—	—	—	62,776,371	62,776,371
Total Liabilities	6,904,739	1,254,625	1,838,239	651,938	2,606,946	13,256,487	62,754,446	76,010,933
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	2,921	2,921	—	2,921
Additional paid-in capital	1,192,584	496,387	98,882	(322,992)	3,744,878	5,209,739	—	5,209,739
Treasury stock	—	—	—	—	(138,022)	(138,022)	—	(138,022)
Accumulated other comprehensive income (loss)	44,057	—	—	(64)	—	43,993	—	43,993
Retained earnings (accumulated deficit)	3,956,405	18,328	(44,832)	1,260,819	(5,820,453)	(629,733)	—	(629,733)
Total Starwood Property Trust, Inc. Stockholders’ Equity	5,193,046	514,715	54,050	937,763	(2,210,676)	4,488,898	—	4,488,898
Non-controlling interests in consolidated subsidiaries	115	—	226,667	145,441	—	372,223	1,455	373,678
Total Equity	5,193,161	514,715	280,717	1,083,204	(2,210,676)	4,861,121	1,455	4,862,576
Total Liabilities and Equity	$12,097,900	$1,769,340	$2,118,956	$1,735,142	$396,270	$18,117,608	$62,755,901	$80,873,509